SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 2, 2002



Commission         Registrant; State of Incorporation;       I.R.S. Employer
File Number          Address; and Telephone Number          Identification No.
-----------        -----------------------------------      ------------------

333-21011           FIRSTENERGY CORP.                           34-1843785
                    (An Ohio Corporation)
                    76 South Main Street
                    Akron, Ohio  44308
                    Telephone (800)736-3402




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Item 5.  Other Events

           The GPU Employees Savings Plan will be merged into the FirstEnergy System Savings Plan, effective January 6, 2003. In order to accomplish this merger, there will be a very brief blackout period for both the GPU and the FirstEnergy plans, which will be from 4 p.m. on Wednesday, December 31, 2002
                                      --------------------------------------
through 6 a.m. Monday, January 6, 2003. This blackout period is thus scheduled
--------------------------------------
to last only two full business days.

           Because the entire Plan is subject to this brief blackout, the Company's executive officers and directors are being asked to refrain from buying or selling any Company stock during this blackout period, if it is stock acquired in connection with their employment as an executive officer or director. This request is consistent with, but not mandated by, Section 306(a) of the Sarbanes-Oxley Act. That provision is not effective until January 26, 2003 and only involves blackout periods that would last more than three consecutive business days.





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                                    SIGNATURE



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



December 2, 2002


                                         FIRSTENERGY CORP.
                                            Registrant



                                    /s/  Harvey L. Wagner
                                -----------------------------------
                                         Harvey L. Wagner
                                     Vice President, Controller
                                   and Chief Accounting Officer

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